Exhibit 99.1

Leafly Announces Receipt of Notice of Delisting from Nasdaq and Transition to Over-The-Counter Market

Convertible Debt Maturity Extended

January 16, 2025 – SEATTLE– Leafly Holdings, Inc. (“Leafly” or “the Company”) (NASDAQ: LFLY), a leading online cannabis discovery marketplace and resource for cannabis consumers, today announced that it received notice that the Nasdaq Hearings Panel has determined to delist the Company's common stock from The Nasdaq Stock Market LLC ("Nasdaq") due to the Company's failure to comply with the minimum $500,000 in net income from continuing operations in the most recently completed fiscal year, or two of the last three fiscal years for continued listing set forth in Listing Rule 5550(b) or any of Nasdaq's alternative continued listing requirements under Nasdaq Listing Rule 5550 for companies traded on the Nasdaq Capital Market and meet the required milestones outlined in the Panel determination.

Trading in the Company's common stock and warrants will be suspended on Nasdaq effective with the opening of trading on January 17, 2025. As a result, the Company expects its common stock and warrants to begin trading on the OTC Pink Open Market under the symbols “LFLY” and “LFLYW,” respectively, on that date. The transition of the Company’s securities to the OTC Pink Open Market will have no effect on the Company’s business or operations. There can be no assurance that a broker will continue to make a market in the Company's securities or that trading of the securities will continue on an over-the-counter market or elsewhere.

Convertible Debt Extension

The Company also announced today it has reached an agreement with the holders of its 8.00% convertible senior notes due 2025 (the “Notes”) to extend the maturity date of the Notes from January 31, 2025 to July 1, 2025. As part of the amendment, the Company has agreed to pay down 12.5% of the outstanding principal amount of the Notes and pay accrued interest on the Notes through such payment date. The Company expects to make the prepayment and interest payment on January 21, 2025. The amendment to the Notes, among other changes, adds certain financial covenants for the benefit of the holders. In addition, the Company has agreed to grant a first priority security interest in substantially all of its assets to secure the Notes. The other terms of the Notes, including the conversion features and interest rate, remain the same.

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About Leafly

Leafly helps millions of people discover cannabis each year. Our powerful tools help shoppers make informed purchasing decisions and empower cannabis businesses to attract and retain loyal customers through advertising and technology services. Learn more at Leafly.com or download the Leafly mobile app through Apple’s App Store or Google Play.

Cautionary Statement Regarding Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the quotation of the Company’s securities on the OTC Pink market, the services offered by Leafly and the markets in which Leafly operates, business strategies, performance metrics, industry environment, potential growth opportunities, projected future results, financial outlook, expected results from cost saving measures, management objectives, and initiatives undertaken to improve our liquidity and capitalization. These forward-looking statements generally are identified by the words “expect,” “future,” “may,” “will,” "continue,” "potential," and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions as of the date of this release and, as a result, are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by the cautionary statements contained herein. These cautionary statements are being made pursuant to federal securities laws with the intention of obtaining the benefits of the “safe harbor” provisions of such laws.

There may be events in the future that Leafly is not able to predict accurately or over which it has no control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release. The risks and uncertainties described in the “Risk Factors” section of Leafly’s Annual Report on Form 10-K for the year ended December 31, 2023 filed by Leafly with the SEC on April 1, 2024, and in the other documents filed by Leafly from time to time with the SEC provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by Leafly in such forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Leafly assumes

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no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Leafly does not give any assurance that it will achieve its expectations.

Source: Leafly Holdings, Inc.

Investors

ir@leafly.com

Media

pr@leafly.com

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